UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 19, 2024

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

        2001 Theurer Boulevard, Winona, Minnesota         55987-1500
(Address of principal executive offices)             (Zip Code)

(507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this 'Report') amends the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the 'SEC') on July 24, 2024 (the 'Original 8-K') by Fastenal Company (the 'Company') disclosing, among other things, that on July 19, 2024, the Audit Committee (the 'Committee') approved a change to the Company's independent registered public accounting firm, and the Company notified (i) KPMG LLP ('KPMG'), the Company's then current independent registered public accounting firm, of its dismissal as the Company's independent registered public accounting firm, effective immediately following the completion of KPMG's audit of the Company's consolidated financial statements as of and for the fiscal year ending December 31, 2024, and the issuance of their report thereon; and (ii) PricewaterhouseCoopers LLP ('PwC') of the Committee's formal decision to engage PwC as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025, effective beginning with the review of the Company's condensed consolidated financial statements for the quarter ending March 31, 2025, and subject to completion of PwC's customary client acceptance procedures.
This Report is being filed to disclose the specific date of KPMG's dismissal and to update the disclosures required by Item 304(a) of Regulation S-K through that date.
Item 4.01 Changes in Registrant's Certifying Accountant.
(a) Dismissal of Independent Registered Public Accounting Firm
On February 6, 2025, KPMG completed its audit of the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2024, and the issuance of their report thereon, and its dismissal was effective immediately thereafter. The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2024 and 2023, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through February 6, 2025, there were no: (1) 'disagreements' (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement; or (2) 'reportable events' (as defined in Item 304(a)(1)(v) of Regulation S-K).
The Company provided KPMG with a copy of the foregoing disclosures and requested that KPMG furnish a letter addressed to the SEC stating whether KPMG agrees with the above statements. A copy of the letter from KPMG is filed as Exhibit 16.1 and is incorporated herein by reference.
(b) Engagement of New Independent Registered Public Accounting Firm
PwC has completed its customary client acceptance procedures as referenced in the Original Form 8-K. There have been no changes to the disclosures regarding consultations, reports, disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a 'reportable event' (as described in Item 304(a)(1)(v) of Regulation S-K) related to the Company and PwC from those in the Original Form 8-K.
Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document
16.1	Letter from KPMG LLP dated February 6, 2025 with respect to the disclosure in this Current Report on Form 8-K/A

104	The cover page from this Current Report on Form 8-K/A formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

February 6, 2025	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Executive Vice President - Chief Accounting Officer and Treasurer